Inland Real Estate Income Trust, Inc.

Net Asset Value Presentation

April 24, 2017 • 2pm CST

Audio is available via webcast – dial in number not required.

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Disclaimer and Risk Factors

Inland Real Estate Income Trust, Inc.

inland-investments.com

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers and registered investment advisors authorized to do so. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

Past performance is not a guarantee of future results.

The companies depicted in the photographs in this presentation are tenants of Inland Real Estate income Trust (Inland Income Trust or the Company) and may have proprietary interests in their trademarks and trade names and nothing herein shall be considered an endorsement, authorization or approval of Inland Income Trust or its subsidiaries.

The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, member FINRA/SIPC, dealer manager for Inland Income Trust.

Publication Date: 4/24/17

Some of the risks related to investing in commercial real estate include, but are not limited to: market risks such as local property supply and demand conditions; tenants' inability to pay rent; tenant turnover; inflation and other increases in operating costs; adverse changes in laws and regulations; relative illiquidity of real estate investments; changing market demographics; acts of God such as earthquakes, floods or other uninsured losses; interest rate fluctuations; and availability of financing.

An investment in Inland Income Trust's shares involves significant risks. If Inland Income Trust is unable to effectively manage these risks, it may not meet its investment objectives and investors may lose some or all of their investment. Some of the risks related to investing in Inland Income Trust include, but are not limited to: the board of directors, rather than the trading market, determines the offering price of shares; there is limited liquidity because shares are not bought and sold on an exchange; repurchase programs may be modified or terminated; a typical time horizon for an exit strategy may be longer than five years; there is no guarantee that a liquidity event will occur; distributions cannot be guaranteed and have been and may continue to be paid from sources other than cash flow from operations, including borrowings and net offering proceeds; and failure to continue to qualify as a REIT and thus being required to pay federal, state and local taxes. Please consult Inland Income Trust's most recent Annual Report on Form 10-K for more information on the specific risks.

Valuation Disclosure

Inland Real Estate Income Trust, Inc.

inland-investments.com

Our estimated per share net asset value (NAV) represents a snapshot in time, will likely change, and does not necessarily represent the amount a stockholder would receive now or in the future for his or her shares of the Company's common stock. Stockholders should not rely on the estimated per share NAV in making a decision to buy or sell shares of our common stock. The estimated per share NAV is based on a number of assumptions, estimates and data that are inherently imprecise and susceptible to uncertainty and changes in circumstances, including changes to the value of individual assets as well as changes and developments in the real estate and capital markets, changes in interest rates, and changes in the composition of the Company's portfolio.

Throughout the valuation process, the Company's board of directors, business manager and senior members of management reviewed, confirmed and approved the processes and methodologies used by CBRE Capital Advisors, Inc. (CBRE Cap) and their consistency with real estate industry standards and best practices.

CBRE Cap's valuation materials were prepared on a confidential basis and were addressed solely to the Company to assist its board of directors in establishing the estimated per share NAV. CBRE Cap's valuation materials were not addressed to the public and should not be relied upon by any other person to establish an estimated value of the Company's common stock. CBRE Cap's valuation materials do not constitute a fairness opinion for a potential or contemplated transaction and should not be represented as such.

Neither CBRE Cap nor any of its affiliates is responsible for the board of directors' determination of the estimated per share NAV or the repurchase price for shares under the Company's share repurchase program (SRP). CBRE Cap assumed that the financial forecasts and other information and data provided to or otherwise reviewed by or discussed with CBRE Cap were reasonably prepared in good faith on bases reflecting the best then currently available estimates and judgments (including subjective judgments) of management of the Company, and relied upon the Company to advise CBRE Cap promptly if any information previously provided became inaccurate or was required to be updated during its review. CBRE Cap assumes no obligation to update or otherwise revise these materials. CBRE Cap made numerous assumptions as of various points in time in its preparation of valuation materials.

In the ordinary course of its business, CBRE Cap, its affiliates, directors and officers may trade or otherwise structure and effect transactions in the shares or assets of the Company for its own account or for the accounts of its customers and, accordingly, may at any time hold a long or short position, finance positions or otherwise structure and effect transactions in the Company's shares or assets. CBRE Cap is an affiliate of CBRE Group, Inc. (CBRE), a parent holding company of affiliated companies that are engaged in the ordinary course of business in many areas related to commercial real estate and related services. Through CBRE's affiliates, CBRE may have in the past, and may from time to time in the future, perform one or more roles in a transaction related to the Company or its affiliates.

CBRE Cap is not a legal, accounting or tax expert, and makes no representation or warranty as to the sufficiency or adequacy of its valuation materials with respect to such issues. Nothing contained therein should be construed as tax, accounting or legal advice.

Forward-Looking Statements

Inland Real Estate Income Trust, Inc.

inland-investments.com

In addition to historical information, this webcast contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as "may," "can," "would," "will," "expect," "intend," "estimate," "anticipate," "plan," "seek," "appear," or "believe." Such statements reflect the current view of Inland Income Trust with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K on file with the Securities and Exchange Commission. Although Inland Income Trust believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, Inland Income Trust undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this webcast.

On Today's Call

inland-investments.com



Mitchell Sabshon

President & Chief Executive Officer



Erin Beyer

Vice President, Corporate Strategy
Inland Real Estate
Investment Corporation



David Lichterman

Vice President, Chief Accounting
Officer & Treasurer

FINRA 15-02

Inland Real Estate Income Trust, Inc.

inland-investments.com

- The Financial Industry Regulatory Authority Notice 15-02 (FINRA 15-02) outlines rule amendments that:
  - Require broker-dealers to provide per share estimated values on customer account statements using one of two approved methodologies
  - Require per share estimated values on annual basis
  - Enhance transparency of the costs and fees associated with the investment
- Specific disclosures are required to be on customer statements in close proximity to the estimated per share values

Benefits to Investors

Inland
Real Estate Income Trust, Inc.

inland-investments.com

TRANSPARENCY

Provide investors with full transparency of actual costs related to an investment in a nonlisted REIT – sales commissions, fees and issuer costs.

STANDARD METHODOLOGY

Move to a standard methodology to determine per share estimated value, making it easier to compare different nonlisted REITs.

INDEPENDENT VALUATIONS

Valuations that generate unbiased estimates of the value of current real estate assets using experienced third parties, creating improved reliability of share values on investor statements.

Approved Valuation Methodologies

Inland Real Estate Income Trust, Inc.

inland-investments.com

Net Investment Methodology (NIM)

Definition:
Maximum offering price (per share) minus commissions, dealer manager fee and issuer costs.

Timing:
It may be used until 150 days following the second anniversary of breaking escrow in the public offering; thereafter, new value must be estimated using the Appraised Value Methodology (see below).

Appraised Value Methodology (AVM)

Definition:
Based on appraisals of the assets and liabilities of the entity, as disclosed in the entity's most recent SEC filing, by, or with the material assistance of, a third-party valuation expert that conform to standard industry valuation practices.

Timing:
Performed at least annually; may be used any time during the offering period.

Estimated Net Asset Value (NAV)

Inland Real Estate Income Trust, Inc.

inland-investments.com

- Consistent with Inland Income Trust's valuation policy and recommendations and methodologies in the Investment Program Association (IPA) Valuation Guidelines[1]
  - Use of independent valuation expert
    - Engaged CBRE Capital Advisors, Inc. (CBRE Cap), a FINRA registered broker dealer firm that specializes in providing real estate financial services, to provide an analysis of the Company's assets and liabilities
  - Individual MAI[2] property appraisals (no enterprise/portfolio adjustments)
  - Comparison of current market interest rates to rates on Company's long-term debt

[1] There is no assurance that the methodology used would be acceptable to FINRA or under ERISA for compliance with reporting requirements. The IPA is the trade association for nonlisted direct investment vehicles.
[2] The MAI membership designation is held by Appraisal Institute member appraisers who are experienced in the valuation and evaluation of commercial, industrial, residential, and other types of properties, and advise clients on real estate investment decisions.

Methodology

Inland Real Estate Income Trust, Inc.

inland-investments.com

- The valuation generally utilized a discounted cash flow analysis based on projected net operating income, less capital expenditures, for the 10-year period ending December 31, 2026
- MAI appraisals were prepared on all 56 retail properties
- Property tours were conducted on select assets

Valuation Summary

Inland Real Estate Income Trust, Inc.

inland-investments.com

- CBRE Cap created a valuation range by varying the discount and terminal cap rates for each real estate asset
  - Weighted average ranges of approximately 39 basis points[1] were set on the discount rate and 34 basis points on the terminal cap rate of each asset
  - Represents an approximate 5% sensitivity on the discount and terminal cap rates
- CBRE Cap utilized a December 31, 2016 share count of 88,155,707

CBRE Cap Valuation (Discount and Terminal Cap Rates Based on MAI Appraisals)

	Discount Rate Range	Terminal Cap Rate Range
56 Retail Properties	7.41% - 7.80%	6.63% - 6.97%

[1] A basis point is 1/100th of a percentage point or 0.01% (0.0001) and is used to express the change in value of an investment.

Estimated NAV Per Share

Inland Real Estate Income Trust, Inc.

inland-investments.com

	Per Share
Real estate assets	$15.90
Cash and other assets, net of other liabilities[1]	(0.10)
Fair value of debt[2]	(6.75)
Estimated per share NAV[3]	**$9.05**

Estimated per share NAV range: $8.62 - $9.48

Midpoint of low and high values: $9.05

[1] Includes the following line items from the Company's audited financial statements as of December 31, 2016: (i) cash and cash equivalents; (ii) accounts and rent receivables; (iii) other assets; (iv) accounts payable and accrued expenses; (v) distributions payable; (vi) due to related parties and (vii) other liabilities. Includes present value of unpaid earnout liabilities of ($0.12) as of December 31, 2016.
[2] Includes mortgage loans and credit facility payable plus the fair market value of debt.
[3] The estimated net asset value is a snapshot in time and is not necessarily indicative of the value Inland Income Trust or stockholders may receive if Inland Income Trust were to list its shares or liquidate its assets, now or in the future.

Repricing of Shares

- Per share estimated NAV of $9.05[1]
  - Excludes value adjustments for portfolio size and diversification
  - Company's Board of Directors selected the midpoint of the range as the estimated per share value
- Distribution Reinvestment Plan (DRP)
  - Purchase price per share of $9.05
- Share Repurchase Program (SRP)[2]
  - Shares repurchased at a percentage of estimated NAV per share[3]
- Distributions at daily amount of $0.001643836 per share
  - Expressed as a percentage, the distribution represents an annualized rate of 6.63% based on current estimated NAV

[1] The estimated NAV per share is a snapshot in time and is not necessarily indicative of the value the Company or stockholders may receive if the Company were to list its shares or liquidate its assets, now or in the future.
[2] The SRP is limited, and repurchases are not guaranteed. The SRP is subject to suspension, modification or termination at any time.
[3] Shares repurchased at a percentage of estimated NAV per share or the purchase price paid per share (subject to adjustment), whichever is less.

Inland Income Trust Highlights

Inland Real Estate Income Trust, Inc.

inland-investments.com

2011
- Inception

2012
- Commenced public offering
- 13 retail acquisitions

2013
- Made first distribution
- 1 retail acquisition

2014
- 17 retail acquisitions

2015
- Closed public offering
- 23 retail acquisitions

2016
- 2 retail acquisitions

Portfolio Snapshot

Inland Real Estate Income Trust, Inc.

inland-investments.com

As of December 31, 2016	
Total Number of Properties:	56
Total Square Feet:	6,345,578
Number of States:	23
Economic Occupancy:	94.6%
Number of Tenants:	703


ID
CA
UT
NE
KS
WI
MO
IL
AR
MS
AL
KY
TN
PA
MA
CT
VA
NC
SC
GA
TX
LA
FL
No Assets
0.3-5%
5.01-10%
10.01% or Greater

Based on annualized base rent as of December 31, 2016

Favorable Operating Environment

Inland Real Estate Income Trust, Inc.

inland-investments.com


ULTA
BEAUTY
ULTA
Shoppes at Prairie Ridge
Pleasant Prairie, Wisconsin

Economic trends:
- 76 consecutive months of job gains[1]
- Unemployment declined to 4.5% in March[2]
- Average hourly earnings increased 0.5% from February to March 2017[3]

Retail fundamentals:
- Net retail rent increased 4% from Q4 2015[4]
- Annual net absorption totaled 74.8 million SF[4]
- Retail and food service sales increased 4.1% year-over-year in Q4 2016[4]

[1] Bureau of Labor Statistics. April 19, 2017.
[2] Bureau of Labor Statistics. Employment Situation Summary. April 7, 2017.
[3] Bureau of Labor Statistics. Real Earnings – March 2017. April 14, 2017.
[4] CBRE. U.S Retail MarketView Snapshot. Q4 2016.

Inland Real Estate Income Trust, Inc.

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